Decommissioning Liabilities	12 Months Ended
Dec. 31, 2020
Asset Retirement Obligation Disclosure1 [Abstract]
Decommissioning Liabilities

9.	DECOMMISSIONING LIABILITIES
A decommissioning liability is recognized in the period in which it is incurred, on a discounted cash flow basis, if a reasonable estimate can be made. The liability accretes to its full value over time through charges to earnings or loss. In addition, the discounted value is added to the carrying amount of mineral property, plant and equipment, and is amortized on a units-of-production basis over the life of the mine. A continuity of the decommissioning liability is as follows:

Total
Balance – current and non-current portion December 31, 2018	$44.9
Reclamation expenditures	(2.0)
Accretion expense	2.8
Revisions to expected discounted cash flows	13.3
Balance – current and non-current portion December 31, 2019	$59.0
Reclamation expenditures	(3.5)
Accretion expense	2.6
Revisions to expected discounted cash flows	17.1
Balance – current and non-current portion December 31, 2020	$75.2
The majority of the expenditures are expected to occur between 2025 and 2038. The discount rates used in discounting the estimated reclamation and closure cost obligations were between 1.2% and 10.5% for the year ended December 31, 2020 (2019 – 1.8% and 10.5%), and the inflation rate used was between 1.5% and 9.5% for the year ended December 31, 2020 (2019 – 1.5% and 9.5%).
The total undiscounted value of the decommissioning liabilities at December 31, 2020 was $76.6 million (2019 - $66.1 million).
As at December 31, 2020, decommissioning liabilities were classified as non-current. As at December 31, 2019, $1.9 million of decommissioning costs were classified as current related to El Chanate reclamation, with the remaining $57.1 million classified as non-current.